UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

THE BANK OF NEW YORK MELLON CORPORATION

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street, New York, New York		10286
(Address of principal executive offices)		(Zip Code)

(212) 495-1784

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2016, the Registrant notified (1) the holders of the 5.50% Subordinated Notes due 2018 of Mellon Funding Corporation guaranteed by the Registrant (the “2018 Notes”) that on November 15, 2016, the 2018 Notes ceased to be the Covered Debt under (and as defined in) the Replacement Capital Covenant, dated as of September 19, 2006, as amended on September 11, 2012, and the Replacement Capital Covenant, dated as of June 19, 2007, as amended on May 8, 2012 and September 11, 2012 (collectively, the “Replacement Capital Covenants”) and (2) the holders of its Senior Medium-Term Notes Series I 2.450% Senior Notes Due 2026 (the “2026 Notes”) that, effective on November 15, 2016, it designated the 2026 Notes as the Covered Debt under the Replacement Capital Covenants. The 2026 Notes provide that, in the event they are designated as Covered Debt for the Registrant’s Replacement Capital Covenants, each purchaser of the 2026 Notes, for itself and any and all successors and assigns, waives all rights under, and irrevocably authorizes the Registrant to terminate, without further action by or payment to any holders of the 2026 Notes, the Replacement Capital Covenants. The Replacement Capital Covenants are filed as Exhibits 99.1 and 99.2 hereto and described in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on February 26, 2016.

The Registrant has terminated the Replacement Capital Covenants pursuant to the Termination of Replacement Capital Covenants (the “Termination”), dated as of November 15, 2016. The obligations of the Registrant under the Replacement Capital Covenants are of no further force and effect. A copy of the Termination is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Mellon Capital III Amended and Restated Replacement Capital Covenant, dated Sept. 11, 2012 (previously filed as Exhibit 99.1 to the Registrant’s Annual Report on Form 10-K (File No. 001-35651) for the year ended Dec. 31, 2012, and incorporated herein by reference).

99.2	Mellon Capital IV Amended and Restated Replacement Capital Covenant, dated Sept. 11, 2012 (previously filed as Exhibit 99.2 to the Registrant’s Annual Report on Form 10-K (File No. 001-35651) for the year ended Dec. 31, 2012, and incorporated herein by reference).

99.3	Termination of Replacement Capital Covenants, dated as of Nov. 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: November 15, 2016	By:	/s/ Craig T. Beazer
		Name:	Craig T. Beazer
		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

99.1	Mellon Capital III Amended and Restated Replacement Capital Covenant, dated Sept. 11, 2012.	Previously filed as Exhibit 99.1 to the Registrant’s Annual Report on Form 10-K (File No. 001-35651) for the year ended Dec. 31, 2012, and incorporated herein by reference.

99.2	Mellon Capital IV Amended and Restated Replacement Capital Covenant, dated Sept. 11, 2012.	Previously filed as Exhibit 99.2 to the Registrant’s Annual Report on Form 10-K (File No. 001-35651) for the year ended Dec. 31, 2012, and incorporated herein by reference.

99.3	Termination of Replacement Capital Covenants, dated as of Nov. 15, 2016.	Filed herewith.